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                                                                    EXHIBIT 10.2

                                   GUARANTY

MILBERG FACTORS, INC.
99 Park Avenue
New York, NY  10016

Gentlemen:

     In order to induce you to enter into a certain Factoring Agreement bearing the effective date of July 26, 1995 with Just Toys, Inc., 50 West 23rd Street, New York, New York 10010 (hereinafter referred to as the "Client") and/or to induce you to refrain at this time from terminating said agreement and/or in consideration of any loans, advances, payment, extensions of credit, benefits or financial accommodations heretofore or hereafter made, granted or extended by you or which you have or will become obligated to make, grant or extend to or for the account for the Client, the undersigned (and each of them if more than one) guarantees without deduction by reason of set-off, defense, or counterclaim of any party, or loss of contribution from any co-guarantor hereunder, the due performance of all of the Client's contracts and agreements with you, both present and future and any and all subsequent renewals, extensions, continuations, modifications, supplements and amendments thereof, and the prompt payment to you with interest of any and all sums which may be presently due and owing or which shall in the future become due and owing to you from the Client. This joint and several primary liability shall include but not be limited to any and all amounts charged or chargeable to the account of the Client and any and all existing and future obligations and indebtedness of the Client, whether acquired by you by assignment, transfer, or otherwise, and whether or not such obligations and indebtedness shall arise under the aforesaid Factoring Agreement or under any other contract or agreement or any renewal, modification, supplement or amendment thereof, or shall be represented by or payable under instruments of indebtedness or otherwise, and whether or not such obligations and indebtedness shall be acquired by you from any concern which is your parent or subsidiary or the co-subsidiary of your parent or for which you may now or in the future act as a factor and/or lender, and in addition, the undersigned shall be liable to you for attorney's fees equal to fifteen (15%) percent of the unpaid indebtedness and obligations of the Client to you, if any claim hereunder is referred to an attorney for collection.

     The undersigned hereby waives notice of acceptance hereof and of all notices and demands of any kind to which the undersigned may be entitled, including without limitation, notice of adverse change in Client's financial condition or of any other fact which might materially increase the risk of the undersigned; all demands of payment on, and notice of nonpayment, protest and dishonor to the undersigned, or the Client, or the makers, or endorsers of any notes or other instruments for which the undersigned is or may be liable hereunder. The undersigned hereby further waives the right to renounce any disposition or transfer of assets whether created under a will, trust agreement or intestacy statute, with respect to any devise, bequest, distributive share, trust account, life insurance or annuity contract, employee benefit
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plan (including, without limitation, any pension, retirement, death benefits, stock bonus or profit sharing plan, system or trust), or any other disposition or transfer created by any testamentary or nontestamentary instrument or by operation of law, and any of the foregoing created or increased by reason of a renunciation made by another person. All sums at any time to the credit of the undersigned and any property of the undersigned in your possession shall be deemed held by you as security for any and all of the undersigned's obligations to you and to any company or companies which may now or at any time be your parent or subsidiary, or the co-subsidiary of your parent, no matter how or when arising and whether under this or any other instrument, agreement or otherwise. The undersigned further waives notice of and hereby consents to any agreement or arrangements whatever with the Client or any one else including, without limitation, agreements and arrangements for payment extension, subordination, composition, arrangement, discharge or release of the whole or any part of said obligations or of said indebtedness, contracts or agreements or other guarantors, or of the making of any election of rights or remedies you may deem desirable under any Bankruptcy Code, or for the change or surrender of any and all security, or for compromise, whether by way of acceptance of part payment or of dividends or in any other way whatsoever, and the same shall in no way impair the undersigned's liability hereunder. Nothing shall discharge or satisfy the liability of the undersigned hereunder except the full performance and payment of the said obligations and indebtedness with interest. The undersigned expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the undersigned may now or hereafter have against the Client or any other person directly or contingently liable for the obligations guarantied hereunder, or against or with respect to the Client's property (including, without limitation, properly collateralizing the undersigned's obligations to you), arising from the existence or performance of this guaranty. In furtherance, and not in limitation, of the preceding waiver, the undersigned agrees that any payment to you by the undersigned pursuant to this guaranty shall be deemed a contribution to the capital of the Client or other obligated party and any such payment shall not constitute the undersigned a creditor of any such party. Any and all present and future debts and obligations of the Client to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of the Client to you. The undersigned agrees that if the Client or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, or in respect of the Client or any of the undersigned, any and all obligations of the undersigned shall, at your option, forthwith become due and payable without notice. If you receive any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by you, our obligations to you shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until we shall have made payment to you, which payment shall be due on demand.

     Your books and records showing the account between you and the Client shall be

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admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purposes of establishing the items therein set forth and shall constitute prima facie proof thereof. This instrument is and shall be construed to be an absolute, continuing, unconditional and unlimited guaranty of payment, and shall continue in full force and effect, notwithstanding the death of any of the undersigned, until terminated by the actual receipt by you from the undersigned by registered mail of written notice of termination; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected. Termination by one or more of the undersigned shall not affect the liability of such of the undersigned who do not give such notice of termination.

     This guaranty shall be enforceable before or after proceeding against the Client or simultaneously therewith, and without recourse to any security, and shall be effective regardless of the subsequent incorporation, merger or consolidation of the Client, or any change in the composition, nature, personnel or location of the Client. This guaranty shall inure to and shall be enforceable by you, any concern which is or may at any time be your parent or subsidiary or the co-subsidiary of your parent and your and their successors and assigns and shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned. The undersigned does hereby waive any and all right to a trial by jury in any action or proceeding based hereon. This instrument cannot be changed or terminated orally, and shall be governed, construed and interpreted as to validity, enforcement and in all other respects in accordance with the laws of the State of New York, the jurisdiction of such state's courts being hereby consented to for all purposes in connection herewith.


Dated:  May ____, 1997

Witness:_____________________________     _________________________________
                                                    (Guarantor)

                                          Home Address


Witness:_____________________________     _________________________________
                                                    (Guarantor)

                                          Home Address


Witness:____________________________      _________________________________
                                                    (Guarantor)

                                          Home Address

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Attest:  /s/                              CELT SPECIALTY PARTNERS,INC.
---------------------------------         --------------------------------
                                               (Corporate Guarantor)

                                          By: /s/ David Schwartz
                                             -----------------------------
                                          Title:  V.P. Finance
                                             -----------------------------

Attest                                    --------------------------------
      ---------------------------              (Corporate Guarantor)

                                          By:
                                            ------------------------------
                                          Title:
                                            ------------------------------

(Corporate Guarantor should also furnish appropriate Certified Resolution of the Board of Directors and Notarized Consent of Stockholders.)

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